Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
EBP 014
EBP, Accounting Policy [Line Items]
Summary of Significant Accounting Policies
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
a.
Basis of accounting. The financial statements of the Plan are prepared under the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
b.
Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and changes therein, and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.
c.
Investments. Investments are reported at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Plan’s Investment Committee determines the Plan’s valuation policies utilizing information provided by the investment advisers, custodians and insurance company. See note 3 for discussion of fair value measurements.

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation includes the Plan’s gains and losses on investments bought and sold as well as held during the year. Realized gains and losses for security transactions are recorded using the average cost method.

d.
Notes receivable from participants. Participant loans are valued at unpaid principal balance plus accrued interest. Related fees are recorded as administrative expenses and are expensed when they are incurred.
e.
Contributions. Contributions by participants and participating employers are accounted for on the accrual basis once determined.
f.
Benefit payments. Benefit payments are recorded when paid.